UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2025

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 Meeting Street
Suite 600
North Bethesda, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously disclosed, Choice Hotels International, Inc. (the “Company”) recently reclassified certain prior year amounts in the Company’s consolidated statements of income in order to maintain comparability with the current year presentation. The reclassifications were not as a result of any error in the Company’s consolidated financial statements.

The tables below present the effect of the reclassifications on the three and six months ended June 30, 2024, the three and nine months ended September 30, 2024, and the three and twelve months ended December 31, 2024 consolidated statements of income. The reclassifications are described below:

•

Royalty, licensing and management fees were revised to franchise and management fees in the consolidated statements of income, and now include the revenues previously presented in royalty, licensing and management fees, with the exception of partnership licensing revenues which are now presented in partnership services and fees in the consolidated statements of income, and the addition of the revenues generated from programs, platforms, and services associated with the Company’s franchise operations which were previously presented in other revenues from franchised and managed properties in the consolidated statements of income.

•	Initial franchise fees, which were previously presented as a standalone financial statement line item, are now presented within franchise and management fees in the consolidated statements of income.

•

Platform and procurement services fees were revised to partnership services and fees in the consolidated statements of income, and now include the revenues previously presented in platform and procurement services fees, with the exception of the revenues from the Company’s annual franchisee convention which are now presented in other revenues, the addition of partnership licensing revenues which were previously presented in royalty, licensing and management fees, and the addition of the revenues generated from other non-franchising agreements which are primarily software-as-a-service arrangements for non-franchised hoteliers which were previously presented in other revenues in the consolidated statements of income.

•

Other revenues from franchised and managed properties were revised to revenue for reimbursable costs from franchised and managed properties in the consolidated statements of income, and now include the revenues previously presented in other revenues from franchised and managed properties, with the exception of the revenues generated from programs, platforms, and services associated with the Company’s franchise operations which are now presented in franchise and management fees in the consolidated statements of income.

•

Selling, general and administrative expenses were revised to include the expenses incurred related to programs, platforms, and services associated with the Company’s franchise operations, which were previously presented in other expenses from franchised and managed properties in the consolidated statements of income.

•

Depreciation and amortization was revised to include amortization expense from information technology platforms, which was previously presented in other expenses from franchised and managed properties in the consolidated statements of income.

•

Other expenses from franchised and managed properties were revised to reimbursable expenses from franchised and managed properties in the consolidated statements of income, and now include the expenses previously presented in other expenses from franchised and managed properties, with the exception of the expenses incurred from programs, platforms, and services associated with the Company’s franchise operations which are now presented in selling, general and administrative expenses, and amortization expense from information technology platforms which is now presented in depreciation and amortization expense in the consolidated statements of income.

The reclassifications had no effect on the Company’s previously reported total revenues, total operating expenses, operating income, or net income.

The information in Item 8.01 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

	Three Months Ended			Six Months Ended
(unaudited)	June 30, 2024			June 30, 2024
(in thousands)	As previously reported	Reclassification	As reclassified	As previously reported	Reclassification	As reclassified
REVENUES
Franchise and management fees	$141,813	$37,990	$179,803	$247,280	$75,933	$323,213
Initial franchise fees	6,562	(6,562)	—	13,267	(13,267)	—
Partnership services and fees	28,126	(763)	27,363	41,882	5,325	47,207
Owned hotels	28,418	—	28,418	53,409	—	53,409
Other	15,037	8,270	23,307	31,394	6,630	38,024
Revenue for reimbursable costs from franchised and managed properties	215,200	(38,935)	176,265	379,873	(74,621)	305,252

Total revenues	435,156	—	435,156	767,105	—	767,105
OPERATING EXPENSES
Selling, general and administrative	64,995	23,734	88,729	113,620	47,378	160,998
Business combination, diligence and transition costs	895	—	895	16,739	—	16,739
Depreciation and amortization	10,827	2,010	12,837	21,762	3,890	25,652
Owned hotels	20,704	—	20,704	40,027	—	40,027
Reimbursable expenses from franchised and managed properties	205,113	(25,744)	179,369	382,186	(51,268)	330,918

Total operating expenses	302,534	—	302,534	574,334	—	574,334

Operating income	$132,622	$—	$132,622	$192,771	$—	$192,771

	Three Months Ended			Nine Months Ended
(unaudited)	September 30, 2024			September 30, 2024
(in thousands)	As previously reported	Reclassification	As reclassified	As previously reported	Reclassification	As reclassified
REVENUES
Franchise and management fees	$147,151	$41,086	$188,237	$394,431	$117,019	$511,450
Initial franchise fees	5,866	(5,866)	—	19,133	(19,133)	—
Partnership services and fees	16,178	8,142	24,320	58,060	13,467	71,527
Owned hotels	31,936	—	31,936	85,345	—	85,345
Other	13,857	(2,210)	11,647	45,251	4,420	49,671
Revenue for reimbursable costs from franchised and managed properties	212,976	(41,152)	171,824	592,849	(115,773)	477,076

Total revenues	427,964	—	427,964	1,195,069	—	1,195,069
OPERATING EXPENSES
Selling, general and administrative	49,077	19,945	69,022	162,697	67,323	230,020
Business combination, diligence and transition costs	984	—	984	17,723	—	17,723
Depreciation and amortization	10,861	2,032	12,893	32,623	5,922	38,545
Owned hotels	22,343	—	22,343	62,370	—	62,370
Reimbursable expenses from franchised and managed properties	192,916	(21,977)	170,939	575,102	(73,245)	501,857

Total operating expenses	276,181	—	276,181	850,515	—	850,515

Operating income	$151,783	$—	$151,783	$344,554	$—	$344,554

	Three Months Ended			Twelve Months Ended
(unaudited)	December 31, 2024			December 31, 2024
(in thousands)	As previously reported	Reclassification	As reclassified	As previously reported	Reclassification	As reclassified
REVENUES
Franchise and management fees	$120,138	$38,049	$158,187	$514,569	$155,068	$669,637
Initial franchise fees	6,473	(6,473)	—	25,606	(25,606)	—
Partnership services and fees	17,692	10,272	27,964	75,752	23,739	99,491
Owned hotels	28,114	—	28,114	113,459	—	113,459
Other	16,552	(2,163)	14,389	61,803	2,257	64,060
Revenue for reimbursable costs from franchised and managed properties	200,801	(39,685)	161,116	793,650	(155,458)	638,192

Total revenues	389,770	—	389,770	1,584,839	—	1,584,839
OPERATING EXPENSES
Selling, general and administrative	57,181	25,187	82,368	219,878	92,510	312,388
Business combination, diligence and transition (recoveries) costs	(490)	—	(490)	17,233	—	17,233
Depreciation and amortization	10,659	2,749	13,408	43,282	8,671	51,953
Owned hotels	20,778	—	20,778	83,148	—	83,148
Reimbursable expenses from franchised and managed properties	182,423	(27,936)	154,487	757,525	(101,181)	656,344

Total operating expenses	270,551	—	270,551	1,121,066	—	1,121,066

Operating income	$119,219	$—	$119,219	$463,773	$—	$463,773

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025	/s/ Scott E. Oaksmith
Scott E. Oaksmith
Chief Financial Officer